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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 2, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             CYBERGUARD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER: 0-24544

               FLORIDA                                          65-0510339
      (State or Other Jurisdiction                           (I.R.S. Employer
           of Incorporation)                                Identification No.)

2000 WEST COMMERCIAL BOULEVARD, SUITE 200, FORT LAUDERDALE, FLORIDA     33309
(Address of Principal Executive Offices)                              (Zip Code)

                                 (954) 958-3900
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

(CYBERGUARD CORPORATION LETTERHEAD)

February 2, 2000

Statement of Management Responsibility

         The Company's management is responsible for the preparation, integrity and objectivity of the consolidated financial statements and other financial information presented in its quarterly and annual financial statements. The consolidated financial statements as filed with the Securities Exchange Commission are prepared in conformity with generally accepted accounting principles and reflect the effects of certain estimates and judgments made by management. The Company's management has instituted and maintains an effective system of internal control that is designed to provide reasonable assurance that assets are safeguarded and transactions are properly recorded and executed in accordance with management's authorization.

         The Company's consolidated financial statements for the year ending June 30, 2000 will be audited by Grant Thornton, independent accountants.

         The Audit Committee of the Board of Directors, which consists of outside directors, meets regularly with management to review accounting, reporting, auditing and internal control matters. The committee has direct and private access to the external auditors and meets quarterly with the external auditors.


/s/ DAVID PROCTOR                                /s/ TERRENCE A. ZIELINSKI
------------------------------------             -------------------------------
David R. Proctor                                 Terrence A. Zielinski
Chairman and Chief Executive Officer             Vice President, Chief Financial
                                                 Officer and Treasurer




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(GRANT THORNTON LETTERHEAD)

Board of Directors
CyberGuard Corporation
2000 W. Commercial Blvd., Suite 200
Ft. Lauderdale, FL 33309

The Company's Form 8-K filing dated October 11, 1999, states:

         "PricewaterhouseCoopers LLP advised the Company and its Audit Committee that the internal controls necessary for the Company to develop reliable financial statements did not exist. No disagreements arose regarding these matters. Upon the deficiencies in accounting controls being identified, the Company's Chief Financial Officer began addressing and correcting these deficiencies."

As part of our client acceptance procedures, we determined that we would need to obtain information about the Company's internal control structure.

Based upon the information we obtained with respect to the Company's internal control structure, it appears that the Company's Chief Financial Officer has begun addressing and correcting the internal control deficiencies referred to in the Company's Form 8-K and we accepted the Company as an assurance client for the year ending June 30, 2000.

As you know, management is responsible for establishing and maintaining the internal control structure and for evaluating the effectiveness of the entity's internal control structure.

The procedures we performed as part of our client acceptance process was not intended to and would not provide assurance on the internal control structure and would not necessarily disclose matters that might be reportable conditions. In addition, because of the inherent limitations in any internal control structure, misstatements due to error or fraud may occur and not be detected. Also projections of any evaluation of the internal control structure to future periods are subject to the risk that the internal control structure may become inadequate because of change in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This letter is intended solely for the information and use of the board of directors, management and others within the organization and is not intended to be and should not be used by anyone other than these specified parties.


GRANT THORNTON LLP


/s/ Grant Thornton LLP


Ft. Lauderdale, Florida
October 21, 1999



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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


                                         CYBERGUARD CORPORATION



                                         By: /s/ DAVID R. PROCTOR
                                             -----------------------------------
                                             David R. Proctor
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer



                                        Date:  February 9, 2000